Exhibit 99.1

Mattersight Announces First Quarter 2017 Results

Chicago, IL, May 9, 2017 (GLOBE NEWSWIRE) – Mattersight Corporation (NASDAQ: MATR), the pioneer in personality-based software applications, today announced financial results for the first quarter ended March 31, 2017.

“Mattersight’s first quarter was marked by 9% growth in total revenues and 12% growth in subscription revenue versus the same period last year,” said Mattersight CEO Kelly Conway. “We are quite encouraged by our outlook for the remainder of the year based on the conversion of our backlog to revenue; our strong pipeline; and tight expense management.”

First Quarter 2017 Financial Highlights

•	Bookings: Annual Contract Value (ACV) bookings were $3.5 million.
•	Total Revenue: Total revenue was $11.0 million.
•	Subscription Revenue: Total subscription revenue was $10.3 million.
•	Backlog: ACV in deployment was $14.5 million at the end of the quarter.
•	Gross Margin: Gross margin was 69%.

Non-GAAP Financial Measures

Mattersight's net loss was $5.0 million in the first quarter of 2017. The Company realized an "Adjusted EBITDA1" loss of $1.9 million for the first quarter of 2017. Adjusted EBITDA is a non-GAAP measure. For a reconciliation of net loss to Adjusted EBITDA, see the accompanying schedule.

Conference Call Information

Mattersight management will host a conference call at 5:00 p.m. ET on Tuesday, May 9, 2017. The conference call and slide presentation will be available at the Investor Relations section of Mattersight's website at http://www.mattersight.com/about-us/investor-relations. To listen to the conference call via telephone, please call 800.952.4789 (domestic) or 404.665.9579 (international), conference ID: 10151911.

For those who cannot access the live broadcast, a replay of the conference call will be available beginning approximately two hours after the live call is completed until June 9, 2017, by dialing 855.859.2056 (domestic) or 404.537.3406 (international), conference ID: 10151911.

Safe Harbor for Forward-Looking Statements

Statements in this press release that are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  In addition to other factors and matters contained or incorporated in this document, important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, among other things, the risks detailed from time to time in Mattersight’s SEC filings.  You can locate these filings on the Investor Relations page of Mattersight’s website, www.mattersight.com.  Statements included or incorporated by reference into this press release are based upon information known to Mattersight as of the date of this press release, and the company assumes no obligation to publicly revise or update any forward-looking statement for any reason. In light of Regulation FD, it is our policy not to comment on earnings, financial guidance or operations other than through press releases, publicly announced conference calls, or other means that will constitute public disclosure for purposes of Regulation FD.  Mattersight uses its website at www.mattersight.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Mattersight

Mattersight's mission is to help brands have more effective and effortless conversations with their customers. Using a suite of innovative personality-based software applications, Mattersight can analyze and predict customer behavior based on the language exchanged during service and sales interactions. This insight can then facilitate real-time connections between customers and the agents best capable of handling their needs. Mattersight's stack of patented SaaS applications has influenced hundreds of millions of shorter, more satisfying customer interactions. Organizations across the Financial Services, Healthcare, Technology and Telco industries rely on Mattersight to drive customer retention, employee engagement and operating efficiency. An independent research study documents the average return on investment for these organizations over a 3-year period is 344%. To learn more about how Mattersight can help your company, please visit www.mattersight.com.

1 Mattersight presents Adjusted EBITDA, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted EBITDA provides investors with a better understanding of the results of Mattersight's operations. Management believes that Adjusted EBITDA reflects Mattersight's resources available to invest in its business and strengthen its balance sheet. In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current-period operating performance. Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted. The Adjusted EBITDA measure should be considered in addition to, not as a substitute for or superior to other measures of financial performance prepared in accordance with GAAP.

Contact

David Mullen

Chief Financial Officer

312.954.7380

dave.mullen@mattersight.com

MATTERSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except per share data)

	For the Three Months Ended
	March 31, 2017	March 31, 2016

Revenue:
Subscription revenue	$10,343	$9,222
Other revenue	616	831
Total revenue	10,959	10,053
Operating expenses:
Cost of subscription revenue	2,718	2,480
Cost of other revenue	721	766
Total cost of revenue, exclusive of depreciation and amortization	3,439	3,246
Product development	3,321	3,250
Sales and marketing	3,450	4,630
General and administrative	3,295	3,167
Depreciation and amortization	1,545	1,400
Total operating expenses	15,050	15,693
Operating loss	(4,091)	(5,640)
Non-operating income (expense):
Interest and other borrowing costs	(969)	(181)
Change in fair value of warrant liability	97	—
Other non-operating income	10	10
Total non-operating income (expense)	(862)	(171)
Loss before income taxes	(4,953)	(5,811)
Income tax benefit (provision)	1	(10)
Net loss	(4,952)	(5,821)
Dividends related to 7% Series B convertible preferred stock	(146)	(143)
Net loss available to common stockholders	$(5,098)	$(5,964)
Per share of common stock:
Basic net loss available to common stockholders	$(0.19)	$(0.24)
Diluted net loss available to common stockholders	$(0.19)	$(0.24)
Shares used to calculate basic net loss per share	27,423	25,064
Shares used to calculate diluted net loss per share	27,423	25,064
Stock-based compensation expense is included in individual line items above:
Total cost of revenue	$81	$74
Product development	134	329
Sales and marketing	123	479
General and administrative	354	743

MATTERSIGHT CORPORATION

CONSOLIDATED BALANCE SHEETS

(Unaudited and in thousands, except share and per share data)

	March 31,	December 31,
	2017	2016
ASSETS
Current Assets:
Cash and cash equivalents	$22,523	$12,538
Receivables net of allowances of $308 and $311, respectively	9,565	8,508
Prepaid expenses	5,659	4,440
Other current assets	80	296
Total current assets	37,827	25,782
Equipment and leasehold improvements, net of accumulated depreciation and amortization of $21,151 and $19,748, respectively	10,810	9,576
Goodwill	972	972
Intangible assets, net of amortization of $3,940 and $3,820, respectively	3,138	3,201
Other long-term assets (includes $3,983 and $4,210 of restricted cash at March 31, 2017 and December 31, 2016, respectively)	5,786	6,033
Total assets	$58,533	$45,564
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$2,740	$738
Accounts payable	2,214	1,835
Accrued compensation and related costs	3,206	2,302
Unearned revenue	4,804	4,911
Capital leases	2,301	1,982
Other current liabilities	4,540	3,374
Total current liabilities	19,805	15,142
Long-term debt	19,089	20,839
Long-term unearned revenue	617	757
Long-term capital leases	2,069	1,602
Other long-term liabilities	5,771	5,945
Total liabilities	47,351	44,285
7% Series B convertible preferred stock, $0.01 par value; 5,000,000 shares authorized and designated; 1,637,948 and 1,637,948 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively, with a liquidation preference of $11,131 and $10,985 at March 31, 2017 and December 31, 2016, respectively	8,354	8,354
Stockholders’ Equity:
Preferred stock, $0.01 par value; 35,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 50,000,000 shares authorized; 32,733,943 and 27,511,361 shares issued at March 31, 2017 and December 31, 2016, respectively; and 32,459,995 and 26,622,706 shares outstanding at March 31, 2017 and December 31, 2016, respectively	327	275
Additional paid-in capital	275,729	264,214
Accumulated deficit	(268,057)	(263,062)
Treasury stock, at cost, 273,948 and 888,655 shares at March 31, 2017 and December 31, 2016, respectively	(1,105)	(4,455)
Accumulated other comprehensive loss	(4,066)	(4,047)
Total stockholders’ equity (deficit)	2,828	(7,075)
Total liabilities and stockholders’ equity	$58,533	$45,564

MATTERSIGHT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited and in thousands)

	For the Three Months Ended
	March 31, 2017	March 31, 2016
Cash Flows from Operating Activities:
Net loss	$(4,952)	$(5,821)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,545	1,400
Stock-based compensation	692	1,625
Discount accretion and other debt-related costs	271	—
Provision for uncollectible amounts	(3)	33
Change in fair value of warrant liability	(97)	—
Changes in assets and liabilities:
Receivables	(1,054)	(2,279)
Prepaid expenses	(246)	(574)
Other current assets	214	5
Other long-term assets	19	232
Accounts payable	(142)	(73)
Accrued compensation and related costs	904	513
Unearned revenue	(247)	(735)
Other current liabilities	38	55
Other long-term liabilities	(130)	246
Total adjustments	1,764	448
Net cash used in operating activities	(3,188)	(5,373)
Cash Flows from Investing Activities:
Capital expenditures	(659)	(339)
Investment in intangible assets	—	(228)
Net cash used in investing activities	(659)	(567)
Cash Flows from Financing Activities:
Proceeds from term loan	—	6,000
Repayments of other borrowings	(219)	—
Proceeds from issuance of common stock, net of costs	14,904	—
Cash paid to satisfy tax withholding upon vesting of employee stock awards	(537)	(134)
Principal payments on capital lease obligations	(592)	(322)
Proceeds from employee stock purchase plan	68	37
Proceeds from line of credit	—	9,200
7% Series B convertible preferred stock dividend	—	(3)
Proceeds from exercise of stock options	—	277
Fees paid for issuance of term loan	—	(60)
Net cash provided by financing activities	13,624	14,995
Effect of exchange rate changes on cash and cash equivalents	(19)	(1)
Increase in total cash	9,758	9,054
Cash and cash equivalents	12,538	15,407
Restricted cash (included in Other long-term assets)	4,210	—
Total cash, beginning of period	16,748	15,407
Cash and cash equivalents	22,523	24,461
Restricted cash (included in Other long-term assets)	4,210	—
Total cash, end of period	$26,506	$24,461
Non-Cash Investing and Financing Activities:
Capital lease obligations incurred	$1,378	$958
Capital equipment purchased on credit	1,378	958
Supplemental Disclosures of Cash Flow Information:
Interest paid	$532	$103

MATTERSIGHT CORPORATION

CALCULATION OF ADJUSTED EBITDA

(Unaudited and in thousands)

	For the Three Months Ended
	March 31, 2017	March 31, 2016
GAAP — Net loss	$(4,952)	$(5,821)
Depreciation and amortization	1,545	1,400
Interest and other borrowing costs	969	181
Interest income	(10)	(10)
Income tax benefit (provision)	(1)	10
EBITDA	(2,449)	(4,240)
Stock-based compensation	692	1,625
Change in fair value of warrant liability	(97)	—
Adjusted EBITDA	$(1,854)	$(2,615)